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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated April 27, 2001 (except with respect to the matters discussed in Note 11, as to which the date is June 15, 2001) incorporated by reference in Printronix, Inc.'s Form 10-K for the year ended March 30, 2001 and to all references to our Firm included in this registration statement.



                                       ARTHUR ANDERSEN LLP

Orange County, California
November 28, 2001


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